Fees Summary	Jun. 13, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 130,815,190.5
Previously Paid Amount	0
Total Fee Amount	20,027.81
Total Offset Amount	0
Net Fee	$ 20,027.81